BROWN ADVISORY FUNDS

Brown Advisory Intermediate Income Fund
(the “Fund”)

Institutional Shares (Not Available for Sale)
Investor Shares (BIAIX)
Advisor Shares (BAIAX)

Supplement dated March 31, 2021
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2020

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1.    Change in Portfolio Managers for the Fund

Effective March 31, 2021, Mr. Paul D. Corbin will retire from Brown Advisory LLC, the investment adviser to the Fund, and will no longer serve as a portfolio manager of the Fund. As of that date, Jason Vlosich, who currently shares portfolio management duties with Mr. Corbin, will be primarily responsible for the day-to-day management of the Fund’s portfolio. Accordingly, as of March 31, 2021, all references to Mr. Corbin in the Prospectus, Summary Prospectus and SAI are hereby removed.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference